Supplement No. 3 dated June 14, 2000
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to   Prospectus dated September 1, 1999


for  State Street Research Galileo Fund
     a series of State Street Research Securities Trust


Investment Management
Under the above caption on page 6 of the prospectus, the third paragraph is revised in its entirety to read as follows:

Maureen Depp has had primary responsibility for the fund's day-to-day portfolio management since May 2000. A vice president, she joined the firm in 1997. During the past five years she has also served as an analyst at Wellington Management. Ms. Depp has worked as an investment professional since 1976.

Policies for Buying Shares
Under the above caption on page 12 of the prospectus, the minimum initial and additional investments are revised as follows:

Minimum Initial Investments:

o    $1,000 for accounts that use the
     Investamatic program(a)
o    $2,000 for Individual Retirement Accounts(a)
o    $2,500 for all other accounts


Minimum Additional Investments:

o    $50 for any account
(a)  Except $500 for Individual Retirement
     Accounts during special promotional
     periods.


                                                                    GA-1998-0500
[STATE STREET RESEARCH LOGO]                     Control Number: (exp0900)SSR-LD